EXHIBIT 10.44
                                                                   -------------

                    PIGGY-BACK REGISTRATION RIGHTS AGREEMENT


                  PIGGY-BACK REGISTRATION RIGHTS AGREEMENT ("Agreement") made as of this 15th day of September, 2000 between TOWER TECH, INC., an Oklahoma corporation, with its principal offices at 11935 South I-44 Service, Oklahoma City, Oklahoma 73173 (the "Company") and TAGLICH BROTHERS, INC. ("Taglich Brothers").

                              W I T N E S S E T H :
                              ---------------------

                  WHEREAS, the Company has entered into a letter agreement (the "Loan Agreement") with Taglich Brothers whereby Taglich Brothers has agreed to use its best efforts to locate third parties (collectively, the "Lenders") that will loan, in one or more tranches, in the aggregate up to $500,000 to the Company (the "Loan"); and

                  WHEREAS, each tranche of the Loan will be evidenced by a separate promissory note issued by the Company to each Lender (each a "Note" and collectively, the "Notes"), and concurrent with funding part of the Loan, each Lender will enter into an agreement with Taglich Brothers appointing Taglich Brothers as collateral agent; and

                  WHEREAS, the indebtedness evidenced by the Notes is secured by that certain Security Agreement, of even date herewith, pursuant to which the Company has granted to Taglich Brothers, as collateral agent, a security interest in all of its right, title and interest in and to that certain License Agreement, dated as of December 4, 1998, by and between the Company and Aggreko, Inc., including, without limitation, the right to receive all license, royalty, fee and other payments thereunder; and

                  WHEREAS, in consideration for Taglich Brothers acting as the Company's placement agent and using its best efforts to locate the Lenders, the Company has agreed to issue common stock purchase warrants (the "Warrants") to purchase 100,000 shares (the "Warrant Shares") of its common stock, par value $.001 per share (the "Common Stock") to Taglich Brothers; and

                  WHEREAS, it is a condition precedent for Taglich Brothers acting as the Company's placement agent that this Agreement be executed by the undersigned.

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

                  1. PIGGY-BACK REGISTRATION RIGHTS.

                     (a) The Company shall issue the Warrant Shares to Taglich Brothers in accordance with the terms and conditions of the Warrants. In the event that

Taglich Brothers does not receive the original stock certificate for the Warrant Shares within ten (10) days after the date the Warrant is exercised, the Company shall issue additional shares of Common Stock (hereinafter, collectively the "Additional Shares"; which together with the Warrant Shares shall be referred to as the "Registrable Securities") to Taglich Brothers equal to the product of (i) ten (10%) percent of the number of Warrant Shares to be issued and (ii) the number of seven (7) day periods, or a part thereof, beyond said ten (10) day period until the Registrable Securities are delivered to the Lender. The holders of the Warrant Shares, Additional Shares and any assignee thereof, shall hereinafter be referred to as the "Registered Holders".

                     (b) The Registered Holders shall have certain "piggy-back" registration rights with respect to the Registrable Securities as hereinafter provided:

                         A. If at any time after the date hereof, the Company
shall file with the United States Securities and Exchange Commission ("SEC") a registration statement under the Securities Act of 1933, as amended (the "1933 Act") (other than a registration statement on Form S-4 or Form S-8, or any successor thereto, or filed in connection with an exchange offer) registering any shares of Common Stock, the Company shall give written notice to each Registered Holder thereof prior to such filing.

                         B. Within fifteen (15) days after such notice from the
Company, each Registered Holder shall give written notice to the Company as to whether or not the Registered Holder desires to have all or any of the Registered Holder's Registrable Securities included in the registration statement. If a Registered Holder fails to give such notice within such period, such Registered Holder shall not have the right to have such Registered Holder's Registrable Securities registered pursuant to such registration statement. If a Registered Holder gives such notice, then the Company shall include such Registered Holder's Registrable Securities in the registration statement, at the Company's sole cost and expense, subject to the remaining terms of this Section 1(b); provided, however, that each Registered Holder shall pay all underwriting discounts, commissions and transfer taxes as well as his, her or its own counsel fees, if any, relating to the sale of such Registered Holder's Registrable Securities.

                         C. If the registration statement relates to an
underwritten offering, and the underwriter shall determine in writing that the total number of shares of Common Stock to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter in its sole discretion deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced pro rata (based on the number of Registrable Securities requested to be included). The Registered Holders participating in the offering shall enter into such agreements as may be reasonably required by the underwriters.

                         D. The Registered Holders shall have two (2)
opportunities to have the Registrable Securities registered under this Section 1(b).

                         E. The Registered Holder shall furnish in writing to
the Company such information as the Company shall reasonably require in connection with a registration statement.

                         F. The Company may, at any time and in its sole
discretion, decide not to proceed with the filing of a registration statement which may have give rise to "piggy back" rights under this Section 1(b) or may at any time terminate or suspend such registration, in which event each Registered Holder's rights under this Section 1(b) as to the number of opportunities to "piggy-back" shall be reset.

                     (c) If the Company effects any registration under the 1933 Act of any Registrable Securities pursuant to Section 1(a) or 1(b) above, the Company shall indemnify, to the extent permitted by law, and hold harmless any Registered Holder or other person or entity whose Registrable Securities are included in such Registration Statement, any underwriter, any officer, director, affiliate, shareholder, employee or agent of any Registered Holder or underwriter, and each other person, if any, who controls any Registered Holder or underwriter within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages, liabilities, judgment, fines, penalties, costs and expenses, joint or several, or actions in respect thereof (collectively, the "Claims"), to which each such indemnified party becomes subject, under the 1933 Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or any amendment or supplement thereto or any document filed under a state securities or blue sky law (collectively, the "Registration Documents") or insofar as such Claims arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such Claim; provided that the Company shall not be liable in any such case to a particular indemnified party to the extent such Claim is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use in the preparation of such Registration Document.

                     (d) In connection with any registration statement in which any Registered Holder is participating, each Registered Holder, severally and not jointly, shall indemnify, to the extent permitted by law, and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each other person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, each other Registered Holder and each underwriter, any officer, director, affiliate, shareholder, employee or agent of any such other Registered Holder or underwriter and each other person, if any, who controls such other Registered Holder or underwriter within the meaning of Section 15 of the 1933 Act against any Claims to which each such indemnified party may become subject under the 1933 Act or otherwise, insofar as such Claims (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Document, or insofar as any Claims are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such Claim; provided, however, that such indemnification or reimbursement shall be payable only if, and to the extent that, any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by the Registered Holder specifically for use in the preparation thereof.

                     (e) Any person entitled to indemnification under Section 1(c) or 1(d) above shall notify promptly the indemnifying party in writing of the commencement of any Claim if a claim for indemnification in respect thereof is to be made against an indemnifying party under this Section 1(e), but the omission of such notice shall not relieve the indemnifying party from any liability which it may have to any indemnified party under Section 1(c) or 1(d) above, except to the extent that such failure shall materially adversely affect any indemnifying party or its rights hereunder. In case any action is brought against the indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it chooses, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; and, after notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the Claim within twenty (20) days after receiving notice from the indemnified party such that the indemnified party believes it has failed to do so; (ii) if the indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties, except to the extent any indemnified party or parties reasonably shall have concluded that there are legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any reasonable expenses therefor; provided, that no indemnifying party shall be subject to any liability for any settlement of a Claim made without its consent (which may not be unreasonably withheld, delayed or conditioned). If the indemnifying party assumes the defense of any Claim hereunder, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party.

                     (f) If for any reason the indemnity provided in Section 1(c) or 1(d) above is unavailable, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the transactions contemplated by this Agreement. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. Notwithstanding the foregoing, no underwriter or controlling person thereof, if any, shall be required to contribute, in respect of such underwriter's participation as an underwriter in the offering, any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this paragraph (f) shall be several in proportion to their respective underwriting commitments and not joint.

                     (g) The provisions of Section 1(c) through 1(f) of this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

                     (h) If and whenever the Company is required by the provisions of this Section 1 to use its best efforts to register any Registrable Securities under the 1933 Act, the Company shall, as expeditiously as possible under the circumstances and subject to the terms of this Section 1:

                         A. Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as possible after filing and remain effective.

                         B. Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current and effective and to comply with the provisions of the 1933 Act, and any regulations promulgated thereunder, with respect to the sale or disposition of all Registrable Securities covered by the registration statement required to effect the distribution of the securities, but in no event shall the Company be required to do so for a period of more than three (3) years following the date hereof.

                         C. Furnish to the Registered Holders participating in
the offering, copies (in reasonable quantities) of summary, preliminary, final, amended or supplemented prospectuses, in conformity with the requirements of the 1933 Act and any regulations promulgated thereunder, and other documents as reasonably may be required in order to facilitate the disposition of the securities, but only while the Company is required under the provisions hereof to keep the registration statement current.

                         D. Use its best efforts to register or qualify the
Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions of the United States as the Registered Holders participating in the offering shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable each participating Registered Holder to consummate the disposition of the Registrable Securities in such jurisdictions.

                         E. Notify each Registered Holder selling Registrable
Securities, at any time when a prospectus relating to any such Registrable Securities covered by such registration statement is required to be delivered under the 1933 Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to each such Registered Holder selling Registrable Securities a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                         F. As soon as practicable after the effective date of
the registration statement, and in any event within eighteen (18) months thereafter, make generally available to Registered Holders participating in the offering an earnings statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including, at the Company's option, Rule 158 thereunder. To the extent that the Company files such information with the SEC in satisfaction of the foregoing, the Company need not deliver the above referenced earnings statements to Registered Holders.

                         G. Upon request, deliver promptly to counsel of each
Registered Holder participating in the offering copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit each such Registered Holder to do such investigation at such Registered Holder's sole cost and expense, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary. Each Registered Holder agrees that it will use its best efforts not to interfere unreasonably with the Company's business when conducting any such investigation and each Registered Holder shall keep any such information received pursuant to this Section confidential.

                         H. Provide a transfer agent located in the United
States for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

                         I. List the Registrable Securities covered by such
registration statement on such exchanges and/or on the NASDAQ as the Common Stock is then currently listed upon.

                         J. Pay all Registration Expenses incurred in connection
with a registration of Registrable Securities, whether or not such registration statement shall become effective; provided that each Registered Holder shall pay all underwriting discounts, commissions and transfer taxes, and its own counsel fees, if any, relating to the sale or disposition of such Registered Holder's Registrable Securities pursuant to a registration statement. As used herein, "Registration Expenses" means any and all reasonable and customary expenses incident to performance of or compliance with the registration rights set forth herein, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees,
(ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities, but no other expenses of the underwriters or their counsel), (iii) all printing, messenger and delivery expenses, and (iv) the reasonable fees and disbursements of counsel for the Company and the Company's independent public accountants.

                     (i) The Company acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 1 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 1 may be specifically enforced. In the event that the Company shall fail to file such registration statement when required pursuant to Section 1(a) above or to keep any registration statement effective as provided in this Section 1 or otherwise fails to comply with its obligations and agreements in this Section 1, then, in addition to any other rights or remedies the Registered Holders may have at law or in equity, including without limitation, the right of rescission, the Company shall indemnify and hold harmless the Registered Holders from and against any and all manner or loss which they may incur as a result of such failure. In addition, the Company shall also reimburse the Registered Holders for any and all reasonable legal fees and expenses incurred by them in successfully enforcing their rights pursuant to this Section 1, regardless of whether any litigation was commenced.

                  2. MISCELLANEOUS.

                         2.1 The Company agrees to use its best efforts to file
timely all reports required to be filed by it pursuant to Sections 13 or 15 of the 1934 Act, and to provide such information as will permit the holder to sell the Common Stock acquired by it pursuant to the Offering in accordance with Rule 144 under the 1933 Act.

                         2.2 All notices, consents and other communications
under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) one business day after the business day of transmission if sent by telecopier (with receipt confirmed), provided that a copy is mailed by certified mail, return receipt requested, or (c) one business day after the business day of deposit with the carrier, if sent for next business day delivery by Express Mail, Federal Express or other recognized express delivery service (receipt requested), in each case addressed to the Company at the address indicated on the first page of this Agreement marked "Attention: Chief Financial Officer", and to Taglich Brothers at its address indicated on the last page of this Agreement (or to such other address and telecopier number as a party may designate as to itself by notice to the other parties).

                         2.3 This Agreement shall not be changed, modified or
amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

                         2.4 This Agreement shall be binding upon and inure to
the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                         2.5 Notwithstanding the place where this Agreement may
be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York and they hereby submit to the exclusive jurisdiction of the courts of the State of New York and of the federal courts in New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in case of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

                         2.6 This Agreement may be executed in any number of
counterparts, each of which shall be deemed an original and together shall constitute one and the same instrument.

                         2.7 The holding of any provision of this Agreement to
be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

                         2.8 It is agreed that a waiver by either party of a
breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                         2.9 The parties agree to execute and deliver all such
further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

                         IN WITNESS WHEREOF, the parties have executed this
Agreement as of the day and year first written above.


                                             TOWER TECH, INC.

                                             By: /s/ Robert C. Brink
                                                ------------------------------
                                             Name: Robert C. Brink
                                                  ----------------------------
                                             Title: President
                                                   ---------------------------

                                             TAGLICH BROTHERS, INC.

                                             By: /s/ Michael Taglich
                                                ------------------------------
                                             Name: Michael Taglich
                                                  ----------------------------
                                             Title: President
                                                   ---------------------------


                                             c/o Taglich Brothers, Inc.
                                             1370 Avenue of the Americas
                                             New York, New York 10104






                                      -10-